Exhibit 10.44


            INTERVENTION OF GIA 2 SA DE CV INTO THE MASTER ASSUMPTION
                   AGREEMENT, SUPPLEMENTAL INDENTURE NO. 1 AND
                    AMENDMENT TO TITLE XI FINANCE AGREEMENTS

         This Intervention of GIA 2 SA DE CV into the Master Assumption Agreement, Supplemental Indenture No. 1 and Amendment to XI Finance Agreements, by and among

         GIA 2 S.A. de C.V., a Mexican corporation ("GIA 2"), the United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administrator (hereinafter referred to as the "Secretary") and Bank One Trust Company N.A., a national banking association (said bank, its successor or assign, herein called the "Indenture Trustee"), is dated as of June 6, 2001.

                                   WITNESSETH:

         WHEREAS, Perforadora Central, S.A. DE C.V., a Mexican corporation (hereinafter referred as the "Original Shipowner") by partition transferred the LeTourneau Design Super 116 C Jack-up Drilling Unit named TONALA (the "Vessel") to PC 2 S.A. de C.V. ("PC 2") on March 9, 2001;

         WHEREAS, pursuant to the Master Assumption Agreement, Supplemental Indenture No. 1 and Amendment to Title XI Finance Agreements dated March 9, 2001 (the "Master Assumption Agreement") (Capitalized terms used herein which are defined in the Master Assumption Agreement shall have the same meaning when used herein) by and between the Original Shipowner, PC 2, the Secretary and the Indenture Trustee, the transfer of the Vessel was approved and accepted and PC 2 assumed the rights, obligations and duties of the Original Shipowner to the Indenture and Title XI Finance Agreements;

         WHEREAS, pursuant to an Intervention dated June 6, 2001, GIA intervened into the Master Assumption Agreement;

         WHEREAS, PC 2 and GIA have executed a Second Supplemental Endorsement to Secretary's Note and an Assumption Agreement and Supplement No. 2 to First Preferred Ship Mortgage assuming the rights, obligations and duties of the Original Shipowner under the Secretary's Note and Mortgage;

         WHEREAS, GIA 2 desires to take possession and ownership of the Vessel from GIA and desires to intervene into the Master Assumption Agreement so as to assume the rights, obligations, and duties of PC 2 and subsequent intervenors into that instrument;

         NOW, THEREFORE, in consideration of the premises the mutual agreements, hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         Simultaneously with the execution and delivery of this Intervention, GIA 2 hereby intervenes in and assumes all rights, obligations, and duties and extends and restates all representations and warranties of PC 2 and GIA as set forth in the Master Assumption Agreement attached hereto and incorporated herein by reference, and in the Interventions thereto;

         The parties further agree that simultaneously with the execution of this Intervention by the parties hereto, GIA 2 shall execute and deliver to the Secretary a Third Supplemental Endorsement to the Secretary's Note and shall execute and deliver to the Secretary an Assumption Agreement and Supplement
No. 3 to First Preferred Ship Mortgage to be filed for recordation with the Republic of Panama on the date first above written;

         The parties further agree that once the parties have fully executed this Intervention, GIA 2 shall be bound under the Master Assumption Agreement, the Secretary's Note and the Mortgage to the same extent and on the same terms and conditions as PC 2 and GIA; provided however, that the Original Shipowner remains liable for the timely payment of all sums due under the Secretary's Note, as amended through the date hereof.

         IN WITNESS WHEREOF, this agreement has been duly executed and delivered by the parties as of the day and year first above written.


ATTEST:                                  GIA 2 SA DE CV


/s/ AMANDO RODRIGUEZ VILLEGAS            BY: /s/ JORGE VILLALPANDO BORREGO
------------------------------              ----------------------------------
Amando Rodriguez Villegas                   Jorge Villalpando Borrego
Assistant Secretary                         Vice President


ATTEST:                                  UNITED STATES OF AMERICA
                                         SECRETARY OF TRANSPORTATION


/s/ PATRICIA E. BYRNE                    BY: /s/ JOEL C. RICHARD
-------------------------------             ----------------------------------
PATRICIA E. BYRNE                           JOEL C. RICHARD
Assistant Secretary                         Secretary, Maritime Administration



ATTEST:                                  BANK ONE TRUST COMPANY, N.A.


/s/ DENIS L. MILLINER                    BY: /s/ TIMOTHY C. BRENNAN
-------------------------------             ----------------------------------
Name: Denis L. Milliner                     Name: Timothy C. Brennan
Title:                                      Title:  Regional Account Executive
                                                    And Authorized Officer

                                 ACKNOWLEDGMENT


                              DISTRICT OF COLUMBIA

                               CITY OF WASHINGTON

         I, the undersigned, a Notary Public in and for the District of Columbia, do hereby certify that Joel C. Richard, Secretary, Maritime Administrator, personally appeared before me in said District, executed the foregoing instrument in his official capacity and acknowledges this act as said officer of the Maritime Administration.

  Given under my hand and seal this 30th day of April, 2001.





                         SWORN TO AND SUBSCRIBED BEFORE
                           ME THIS 30TH DAY OF APRIL,
                                      2001.

                      /s/ MELINDA M. ALLEN
                      -------------------------------------
                                  NOTARY PUBLIC

                                 ACKNOWLEDGMENT


                               STATE OF LOUISIANA

                               PARISH OF ORLEANS

    On this 3rd day of May, 2001, before me appeared:


                               Timothy C. Brennan

         to me personally known, who, being by me duly sworn, did say that he is a Regional Account Executive and Authorized Officer of Bank One Trust Association, N.A., one of the corporations described in and which executed the foregoing instrument, and that the seal affixed to such instrument is the corporate seal of such corporation and that such instrument was signed and sealed on behalf of such corporation by authority of the Board of Directors and he acknowledged such instrument to be the free act and deed of such corporation.

                   /s/ TIMOTHY C. BRENNAN
                   ------------------------------------------
                               Timothy C. Brennan


                         SWORN TO AND SUBSCRIBED BEFORE
                            ME THIS 3rd DAY OF MAY,
                                      2001.

                      /s/ SERGIO J. ALACON
                      -------------------------------------
                                  NOTARY PUBLIC